UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2017

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on April 21, 2017 (“Original Form 8-K”), by Farmers National Banc Corp. (the “Company”), solely to update Item 5.07, Submission of Matters to a Vote of Securities Holders, to disclose the determination of the Company’s Board of Directors that, based on the voting results at the 2017 Annual Meeting with respect to the advisory vote under Proposal 3 on the frequency of future advisory votes on executive compensation, the Company will continue its policy to submit an advisory vote to shareholders on an annual basis to approve the Company’s compensation for its executive officers as set forth in the Company’s proxy statement for the year.

No other amendments to the Original Form 8-K are being made by this Amendment No. 1 and, except as specifically stated herein, the Original Form 8-K remains unchanged. The complete text of Item 5.07 of the Original Form 8-K, as amended by this Amendment No. 1, is set forth below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 20, 2017, the Company held its 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) for the purposes of: (i) electing four Class I directors whose terms will expire at the Annual Meeting in 2020; (ii) ratifying the Audit Committee’s appointment of Crowe Horwath LLP as Farmers’ independent registered public accounting firm for the fiscal year ending December 31, 2017; (iii) considering an advisory vote on the frequency of holding an advisory vote on executive compensation; (iv) considering an advisory vote on executive compensation; (v) considering the adoption and approval of the Farmers National Banc Corp. 2017 Equity Incentive Plan; (vi) considering the adoption and approval of an amendment to the Company’s Articles of Incorporation, as amended (“Articles”), to eliminate preemptive rights; and (vii) considering the adjournment of the Annual Meeting, if necessary, in order to solicit additional proxies to adopt the proposed amendment to eliminate preemptive rights. As of the close of business on March 6, 2017, the record date for the 2017 Annual Meeting, 27,066,593 common shares were outstanding and entitled to vote. At the Annual Meeting, 22,744,151, or approximately 84%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 4,331,519 broker non-votes.

The results of the voting at the 2017 Annual Meeting are as follows:

1.	The four nominees for director were elected to serve a three-year term ending at the 2020 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Gregory C. Bestic	17,935,776	476,856	4,331,519
Kevin J. Helmick	17,951,314	461,318	4,331,519
Terry A. Moore	16,785,556	1,627,076	4,331,519
Edward W. Muransky	17,819,894	592,738	4,331,519

2.	The selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was ratified by shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,298,906	372,910	72,334	0

3.	By the following vote, the shareholders recommended, on an advisory basis, the frequency of “1 year” for holding future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
15,469,248	655,228	1,573,913	714,244	4,331,519

Based on the voting results with respect to the advisory vote under Proposal 3 on the frequency of future advisory votes on executive compensation, the Company will continue its policy to submit an advisory vote to shareholders on an annual basis to approve the Company’s compensation for its executive officers as set forth in the Company’s proxy statement for the year.

4.	By the following vote, the shareholders approved an advisory vote on the 2016 compensation paid to the Company’s named executive officers, with 93% of shares voted being cast in favor of the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,006,557	745,600	660,475	4,331,519

5.	By the following vote, the shareholders adopted and approved the 2017 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,314,708	1,620,455	477,469	4,331,519

6.	By the following vote, the shareholders did not approve the proposal to amend Article XIII of the Articles to eliminate pre-emptive rights:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,202,967	1,749,297	460,368	4,331,519

7.	The shareholders did not undertake consideration of the proposal to adjourn the 2017 Annual Meeting, if necessary, to solicit additional proxies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: September 15, 2017